Exhibit 99.2

Contact:	FOR RELEASE:
Tyler H. Rose	November 1, 2011
Executive Vice President
and Chief Financial Officer
(310) 481-8484 or
Michelle Ngo
Vice President and Treasurer
(310) 481-8581

KILROY REALTY CORPORATION REPORTS
THIRD QUARTER FINANCIAL RESULTS

     LOS ANGELES, November 1, 2011 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its third quarter ended September 30, 2011, with net income available to common stockholders of $10.2 million, or $0.17 per share, compared to a net loss available to common stockholders of $126,000, or $0.01 per share, in the third quarter of 2010. Revenues from continuing operations in the third quarter totaled $97.3 million, up from $79.3 million in the prior year's third quarter. Funds from operations (FFO) for the period totaled $33.9 million, or $0.56 per share, compared to $29.7 million, or $0.54 per share, in the year-earlier period.
For the first nine months of 2011, KRC reported net income available to common stockholders of $10.9 million, or $0.18 per share, compared to $3.0 million, or $0.04 per share, in the first nine months of 2010. Revenues from continuing operations in the nine-month period totaled $276.4 million, up from $217.5 million in the same period of 2010. FFO in the first nine months of 2011 totaled $95.6 million, or $1.62 per share, compared to $77.2 million, or $1.51 per share, in the first nine months of 2010. Net income available to common stockholders for the three and nine months ended September 30, 2011 included a net gain from property dispositions of $12.6 million, or $0.22 per share. Results for the nine months ended September 30, 2010 included a one-time charge of $4.6 million, or $0.09 per share, from the early extinguishment of debt. All per share amounts in this report are presented on a diluted basis.
KRC signed new and renewing leases on approximately 530,000 square feet of office and industrial space during the third quarter bringing the year to date leasing total to 1.2 million square feet. At September 30, 2011, the company's stabilized portfolio totaled 15.2 million square feet and was 92.8% occupied.
During the third quarter, KRC acquired a 311,545 square feet, 12-story office building located at 201

Third Street in the South of Market district of San Francisco for approximately $103.3 million. The property is currently 90% occupied. The company also sold a two-building R&D/office facility located in the Sorrento Mesa submarket of San Diego. The 90,558 square foot complex was sold for approximately $24 million, resulting in a net gain of $12.6 million.
Through the first nine months of 2011, KRC has completed the acquisition of six office projects, consisting of 9 buildings, adding just under 1.5 million square feet to its stabilized portfolio. The aggregate purchase price of these transactions is approximately $516 million.
KRC remains in various stages of negotiations on three additional office acquisitions that would have an aggregate estimated purchase price of approximately $199 million, including the assumption of approximately $55 million of secured debt. Two of these projects are in Northern California and one is in Southern California. The company is also in various stages of negotiations on the disposition of four Southern California properties that would generate aggregate estimated proceeds of approximately $205 million. No assurances can be made that the company will complete the pending acquisitions and dispositions.
"We're making strong progress on all fronts," said John B. Kilroy, Jr., KRC's president and chief executive officer. "We are on track to lease more square footage in 2011 than in all of 2010. We continue to find opportunities to acquire well-located, high quality assets at economically advantageous prices, building the long-term value of our portfolio. And there is good momentum with our capital recycling plans, as we see good demand for our disposition properties."
KRC management will discuss updated earnings guidance for fiscal 2011 during the company's November 2, 2011 earnings conference call. The call will begin at 10:00 a.m. Pacific time and last approximately one hour. Those interested in listening via the Internet can access the conference call at http://www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 679-8034, reservation #58493051. A replay of the conference call will be available via phone through November 9, 2011 at (888) 286-8010, reservation #95754685, or via the Internet at the company's website.
     Some of the information presented in this release is forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although KRC believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from KRC's expectations are set forth as risk factors in the company's Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete potential acquisitions and potential dispositions on the terms or by the dates currently contemplated; its ability to complete current and future development projects on schedule and on budget; its ability to successfully operate properties; the demand for office space in markets in which KRC has a presence; and risks detailed from time to time in the company's Securities and Exchange Commission reports and filings, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond KRC's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, KRC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
    Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For over 60 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of Los Angeles, Orange County, San Diego, greater Seattle and the San Francisco Bay Area. At September 30, 2011, the company owned 11.6 million rentable square feet of commercial office space and 3.6 million rentable square feet of industrial space. More information is available at www.kilroyrealty.com.

KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010
Revenues from continuing operations	$97,337	$79,276	$276,434	$217,469

Revenues including discontinued operations	$97,806	$79,804	$277,995	$219,039

Net income (loss) available to common stockholders	$10,195	$(126)	$10,912	$2,977

Weighted average common shares outstanding - basic	58,355	52,274	56,136	48,562
Weighted average common shares outstanding - diluted	58,355	52,274	56,136	48,565

Net income (loss) available to common stockholders per share - basic	$0.17	$(0.01)	$0.18	$0.04
Net income (loss) available to common stockholders per share - diluted	$0.17	$(0.01)	$0.18	$0.04

Funds From Operations (1), (2)	$33,878	$29,690	$95,648	$77,154

Weighted average common shares/units outstanding - basic (3)	61,015	54,778	58,774	51,106
Weighted average common shares/units outstanding - diluted (3)	61,017	54,782	58,961	51,109

Funds From Operations per common share/unit - basic (3)	$0.56	$0.54	$1.63	$1.51
Funds From Operations per common share/unit - diluted (3)	$0.56	$0.54	$1.62	$1.51

Common shares outstanding at end of period			58,464	52,350
Common partnership units outstanding at end of period			1,718	1,723
Total common shares and units outstanding at end of period			60,182	54,073

			September 30, 2011	September 30, 2010
Stabilized portfolio occupancy rates:
Office			90.6%	84.8%
Industrial			100.0%	90.6%
Weighted average total			92.8%	86.4%

Los Angeles and Ventura Counties			85.1%	90.2%
San Diego County			92.6%	82.2%
Orange County			98.8%	88.3%
San Francisco Bay Area			95.4%	89.4%
Greater Seattle			90.2%	—
Weighted average total			92.8%	86.4%

Total square feet of stabilized properties owned at end of period:
Office			11,574	9,810
Industrial			3,605	3,654
Total			15,179	13,464

(1)
Reconciliation of Net Income (Loss) Available to Common Stockholders to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.

(2)	Reported amounts are attributable to common stockholders and common unitholders.

(3)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	September 30, 2011	December 31, 2010
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$537,973	$491,333
Buildings and improvements	2,881,504	2,435,173
Undeveloped land and construction in progress	328,785	290,365
Total real estate held for investment	3,748,262	3,216,871
Accumulated depreciation and amortization	(732,162)	(672,429)
Total real estate assets, net	3,016,100	2,544,442

Cash and cash equivalents	15,481	14,840
Restricted cash	25,436	1,461
Marketable securities	5,213	4,902
Current receivables, net	6,860	6,258
Deferred rent receivables, net	103,668	89,052
Deferred leasing costs and acquisition-related intangible assets, net	155,757	131,066
Deferred financing costs, net	19,638	16,447
Prepaid expenses and other assets, net	19,531	8,097
TOTAL ASSETS	$3,367,684	$2,816,565

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY
LIABILITIES:
Secured debt, net	$473,997	$313,009
Exchangeable senior notes, net	305,115	299,964
Unsecured senior notes, net	980,487	655,803
Unsecured line of credit	—	159,000
Accounts payable, accrued expenses and other liabilities	93,050	68,525
Accrued distributions	22,565	20,385
Deferred revenue and acquisition-related intangible liabilities, net	95,120	79,322
Rents received in advance and tenant security deposits	29,369	29,189
Total liabilities	1,999,703	1,625,197

NONCONTROLLING INTEREST:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638

EQUITY:
Stockholders' Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157
Common stock	585	523
Additional paid-in capital	1,435,580	1,211,498
Distributions in excess of earnings	(296,476)	(247,252)
Total stockholders' equity	1,261,271	1,086,351
Noncontrolling Interest
Common units of the Operating Partnership	33,072	31,379
Total equity	1,294,343	1,117,730
TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$3,367,684	$2,816,565

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010
REVENUES:
Rental income	$89,306	$72,135	$252,102	$196,883
Tenant reimbursements	7,683	6,156	21,469	18,261
Other property income	348	985	2,863	2,325
Total revenues	97,337	79,276	276,434	217,469

EXPENSES:
Property expenses	19,361	15,802	54,548	42,255
Real estate taxes	8,360	7,582	24,878	20,035
Provision for bad debts	(5)	(857)	141	(843)
Ground leases	503	336	1,266	648
General and administrative expenses (1)	6,355	7,273	20,355	21,096
Acquisition-related expenses	1,163	354	2,829	1,624
Depreciation and amortization	36,152	29,951	97,513	74,405
Total expenses	71,889	60,441	201,530	159,220

OTHER (EXPENSES) INCOME:
Interest income and other net investment gains	30	337	272	703
Interest expense	(24,051)	(15,853)	(66,155)	(40,897)
Loss on early extinguishment of debt	—	—	—	(4,564)
Total other (expenses) income	(24,021)	(15,516)	(65,883)	(44,758)

INCOME FROM CONTINUING OPERATIONS	1,427	3,319	9,021	13,491

DISCONTINUED OPERATIONS:
Net income from discontinued operations	308	350	1,053	1,011
Net gain on dispositions of discontinued operations	12,555	—	12,555	—
Total income from discontinued operations	12,863	350	13,608	1,011

NET INCOME	14,290	3,669	22,629	14,502

Net (income) loss attributable to noncontrolling common units of the Operating Partnership	(296)	4	(320)	(128)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	13,994	3,673	22,309	14,374

PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	(4,191)	(4,191)
Preferred dividends	(2,402)	(2,402)	(7,206)	(7,206)
Total preferred distributions and dividends	(3,799)	(3,799)	(11,397)	(11,397)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$10,195	$(126)	$10,912	$2,977

Weighted average common shares outstanding - basic	58,355	52,274	56,136	48,562
Weighted average common shares outstanding - diluted	58,355	52,274	56,136	48,565

Net income (loss) available to common stockholders per share - basic	$0.17	$(0.01)	$0.18	$0.04
Net income (loss) available to common stockholders per share - diluted	$0.17	$(0.01)	$0.18	$0.04

(1)
For the three months ended September 30, 2011, general and administrative expenses was reduced by a $0.5 million mark to market adjustment related to our deferred compensation plan liability. This reduction was offset by a related reduction in interest income and other net investment gains resulting from the mark to market of the marketable securities held for our deferred compensation plan.

KILROY REALTY CORPORATION FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010
Net income (loss) available to common stockholders	$10,195	$(126)	$10,912	$2,977
Adjustments:
Net income (loss) attributable to noncontrolling common units of the Operating Partnership	296	(4)	320	128
Depreciation and amortization of real estate assets	35,942	29,820	96,971	74,049
Net gain on dispositions of discontinued operations	(12,555)	—	(12,555)	—
Funds From Operations (1)	$33,878	$29,690	$95,648	$77,154

Weighted average common shares/units outstanding - basic	61,015	54,778	58,774	51,106
Weighted average common shares/units outstanding - diluted	61,017	54,782	58,961	51,109

Funds From Operations per common share/unit - basic (2)	$0.56	$0.54	$1.63	$1.51
Funds From Operations per common share/unit - diluted (2)	$0.56	$0.54	$1.62	$1.51

(1)
The company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the company's operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the company's activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of the company's operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the company's FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the company's performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the company's operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the company's properties, which are significant economic costs and could materially impact the company's results from operations.

(2)	Reported amounts are attributable to common stockholders and common unitholders.